Exhibit 99.2

2025 MERLIN LABS PROPRIETARY & CONFIDENTIAL

Pictured Here: Merlin test aircraft (King Air) flying autonomously over Mojave, California. © 2025 MERLIN CONFIDENTIAL 2 © 2025 MERLIN CONFIDENTIAL 2

Legal Disclaimer (1 of 2) © 2025 MERLIN CONFIDENTIAL 3 About this Presentation This confidential presentation (together with oral statements made in connection herewith, this “Presentation”) is provided for informational purposes only and has been prepared exclusively for the benefit and internal use of the party to whom it is directly addressed and delivered to assist interested parties in a proposed private placement in making their own evaluation with respect to a potential business combination (the “Proposed Transaction”) between Merlin Labs, Inc . and/or its subsidiaries and affiliates (“Merlin”) and Bleichroeder Acquisition Corp . I, a SPAC led and backed by the management team of Inflection Point Asset Management ("IPAM"), which will be renamed Inflection Point Acquisition Corp . IV (“Inflection Point”) . Any further distribution or reproduction of this Presentation, in whole or in part, or the divulgence of any of its contents, is unauthorized . By accepting the Presentation, each recipient agrees to maintain the confidentiality of the information contained herein and that it will not distribute, reproduce, disclose or use such information for any purpose other than the purpose of participating in a potential financing . This Presentation does not constitute investment, tax or legal advice . You should consult your own advisors concerning any legal, financial, tax or other considerations concerning the opportunity described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision . No representation, express or implied, is or will be given by Merlin, Inflection Point or their respective affiliates and advisors as to the accuracy or completeness of the information contained herein, or any other written or oral information made available in the course of an evaluation of a potential financing . To the fullest extent permitted by law, in no circumstances will Merlin, Inflection Point or any of their respective equity holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it or on opinionscommunicated in relation thereto or otherwise arising in connection therewith . If the Proposed Transaction is pursued, Merlin and Inflection Point will be required to file a registration statement (which will include a proxy statement/prospectus of Merlin and Inflection Point) and other relevant documents with the Securities and Exchange Commission (the “SEC”), to be used at the meeting of shareholders to approve the Proposed Transaction and, after the registration statement is declared effective, Inflection Point will mail a definitive proxy statement/prospectus relating to the Proposed Transaction to its shareholders . Shareholders and other interested persons are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC in their entirety when they become available because they will contain important information about Merlin, Inflection Point and the Proposed Transaction . Shareholders will be able to obtain a free copy of the proxy statement/prospectus (when filed), as well as other filings containing information about Merlin, Inflection Point and the Proposed Transaction at the SEC’s website located at www . sec . gov . Participants in the Solicitation Inflection Point and its directors, executive officers, and other members of management, and consultants, under SEC rules, may be deemed participants in the solicitation of proxies from Inflection Point’s shareholders with respect to the Proposed Transaction . A list of the names of those directors and executive officers and a description of their interests in Inflection Point is contained in the sections entitled “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” and “Directors, Executive Officers and Corporate Governance — Conflicts of Interest” of Inflection Point’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2024 , filed with the SEC on March 10 , 2025 , and which is available free of charge at the SEC’s website at www . sec . gov and at the following URL : https : // www . sec . gov/Archives/edgar/data/ 2028707 / 000121390025022217 /ea 0232241 - 10 k_bleich 1 . htm#ss_ 020 , and supplemented by the section entitled “Departure of Directors or Certain Officers ; Election of Directors ; Appointment of Certain Officers ; Compensatory Arrangements of Certain Officers” of Inflection Point’s Current Report on Form 8 - K, filed with the SEC on July 11 , 2025 , and which is available free of charge at the SEC’s website at www . sec . gov and at the following URL : https : // www . sec . gov/Archives/edgar/data/ 2028707 / 000121390025063255 /ea 0248687 - 8 k_bleichro 1 . htm . Additional information regarding the interests of such participants will be contained in the registration statement to be filed in connection with the Proposed Transaction when available . Merlin, and its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of Inflection Point’s shareholders in connection with the Proposed Transaction . A list of the names of such directors and executive officers and information regarding their interests in the Proposed Transaction will be included in the registration statement to be filed in connection with the Proposed Transaction when available . No Offer or Solicitation This Presentation relates to the potential financing of a portion of the Proposed Transaction through a private placement . This presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”) . This Presentation does not constitute an offer to buy or sell any securities, investments or other specific products, or a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Proposed Transaction, nor shall there be any sale of securities, investments or other specific products in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction . Any offering of securities (the “Securities”) will not be registered under the Securities Act of 1933 , a s amended (the “Securities Act”), and will be offered a s a private placement (A) inside the United States to a limited number of “accredited investors” a s defined in Rule 501 under the Securities Act or qualified institutional buyers (as defined in Rule 144 of the Securities Act) and (B) outside the United States in accordance with Regulation S under the Securities Act . Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act . Investors should consult with their own counsel a s to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act . The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued . Investors should be aware that they might be required to bear the financial risk of their investment for an indefinite period of time . Neither Merlin nor Inflection Point is making an offer of the Securities in any state where the offer is not permitted . Forward - Looking Statements This Presentation contains certain “forward looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Exchange Act, including statements regarding Merlin’s and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future . The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward looking statements, but the absence of these words does not mean that a statement is not forward looking . The forward - looking statements contained herein are based on Merlin’s and Inflection Point’s current expectations and beliefs concerning future developments and their potential effects on Merlin, Inflection Point or any successor entity of the Proposed Transaction . There can be no assurance that the future developments affecting Merlin or any successor entity of the Proposed Transaction will be those that have been anticipated . These forward - looking statements involve a number of risks, uncertainties (some of which are beyond the control of Merlin and Inflection Point) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward - looking statements . Except as required by law, Merlin and Inflection Pointdo not undertake any obligation to update or revise any forward - looking statements whether as a result of new information, future events or otherwise . Financial Information Any historical financial information respecting Merlin contained in this Presentation may have been taken from or prepared based on historical financial statements of Merlin, including unaudited financial statements for its fiscal year ended December 31 , 2024 . An audit of such financial statements is in process and audited financial statements for such period would be included in the registration statement/ proxy statement related to the Proposed Transaction . Accordingly, the historical financial information included herein should be considered preliminary and subject to adjustment in connection with the completion of the audits . Merlin’s results and financial condition as reflected in the financial statements that would be included in the registration statement/ proxy statement may be adjusted or presented differently from the historical financial information included herein, and the variations could be material . Non - GAAP Financial Measures . Certain of the financial measures that may be included in this Presentation have not been prepared in accordance with generally accepted accounting principles, or “GAAP”, and constitute “non - GAAP financial measures” as defined by the rules of the SEC . Any such non - GAAP financial measures have been included in this Presentation because Merlin believes they provide an additional tool for investors to use in evaluating the financial performance and prospects of Merlin or any successor entity of the Proposed Transaction . Any such non - GAAP financial measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP . In addition, any such non - GAAP financial measures may differ from non - GAAP financial measures with comparable names used by other companies . Intellectual Property All rights to the trademarks, copyrights, logos and other intellectual property listed herein belong to their respective owners and Merlin’s use thereof does not imply an affiliation with, or endorsement by the owners of such trademarks, copyrights, logos and other intellectual property. Solely for convenience, trademarks and trade names referred to in this Presentation may appear with the ® or symbols, but such references are not intended to indicate, in any way, that such names and logos are trademarks or registered trademarks of Merlin. Industry and Market Data This Presentation relies on and refers to certain information and statistics based on Merlin’s management’s estimates, and/or obtained from third - party sources which it believes to be reliable . Merlin has not independently verified the accuracy or completeness of any such third - party information .

Legal Disclaimer (2 of 2) © 2025 MERLIN CONFIDENTIAL 4 Risk Factors All references to “we,” “us” or “our” refer to Merlin prior to the consummation of the Proposed Transaction with Inflection Point . The risks described below are a non - exhaustive list of the key risks related to Merlin and the factors that could cause actual results to differ from the intentions and assumptions described in this Presentation . This list has been prepared solely for potential private placement investors in this private placement transaction and not for any other purpose . You should carefully consider these risks and uncertainties, carry out your own due diligence, and consult with your own financial and legal advisors concerning the risks and suitability of an investment in this private placement transaction before making an investment decision . The list below is qualified in its entirety by disclosures contained in future documents filed or furnished in respect of the Proposed Transaction with the SEC . The risks presented in such filings will include risks associated with the post - business combination operation of Merlin and the risks associated with the Proposed Transaction, and these risks may differ significantly from, and will be more extensive than, those risks presented below . Merlin may be subject to the following factors, many of which are outside of Merlin’s and Inflection Point’s control : Risks Related to Merlin’s Business and Industry • • • • • • • • We are an early - stage company with a history of losses. We have not been profitable historically and may not achieve or maintain profitability in the future. • Our limited operating history and rapid growth makes evaluating our current business and future prospects difficultand may increase the risk of your investment. • Competition could result in price reduction, reduced revenue and loss of market position and could harm our results of operations. • We depend upon third - parties to manufacture equipment components, provide services and install and maintain our equipment. If these third - parties are unable to manufacture our equipment components or provide the applicable services, in each case either temporarily or permanently, such disruptions may have a material adverse effect on our business, revenue, financial results and prospects. Global supply chain challenges and logistics issues as well as increasing inflation have had, and may continue to have, an adverse effect on our business, financial condition and results of operations. We may fail to recruit, train and retain the highly skilled employees that are necessary to remain competitive and execute our growth strategy. Adverse economic conditions, including economic slowdowns, may have a material adverse effect on our business. Uncertain global macro - economic and political conditions could materially adversely affect our results of operations and financial condition. Increased attention to climate change, ESG matters and conservation measures may adversely impact our business. We may be unsuccessful at evaluating or pursuing strategic opportunities, which could adversely affect our revenue, financial condition and results of operation. Regulation by United States and foreign government agencies, including the FCC and the FAA, which regulate the civil aviation manufacturing and repair industries in the United States, may increase our costs of providing service or require us to change our services. Risks Related to Merlin’s Technology and Intellectual Property • We may be unsuccessful in deploying, maintaining, upgrading, or enhancing our products and services, which heavily rely on technology and intellectual property. • Our business, financial condition, and reputation could be adversely affected if we or any subcontractors, third - party suppliers or service providers suffer service interruptions or delays, technology failures, data security incidents, compromises to controlled or sensitive information, damage to equipment or system disruptions or other failures arising from, among other things, force majeure events, cyber - attacks or other malicious activities. • We or our technology suppliers may be unable to continue to innovate and provide products and services that are useful to our customers and their passengers. • If we are unable to maintain, protect or enforce our intellectual property rights, it may have a material adverse effect on our business, revenue, financial results and prospects. • We may be subject to claims that we infringe third - party intellectual property rights, which could result in significant costs and materially adversely affect our business and results of operations. • The failure of our equipment or material defects or errors in our software, firmware or hardware may damage our reputation and result in claims against us that require us to pay significant damages and/or impair our ability to sell our services. Risks Related to Merlin Operating as a Public Company • Prior to the Proposed Transaction, there will have been no public market for our Common Stock, and there is no guarantee that an active and liquid market will develop. • The market price of our Common Stock could fluctuate significantly, which could result in substantial losses for purchasers of our Common Stock. • A significant portion of our total outstanding shares following the closing of the Proposed Transaction may not be immediately resold but may be sold into the market soon after such closing This could cause the market price of our Common Stock to drop significantly, even if our business is doing well. • If securities or industry analysts do not publish research or publish inaccurate or unfavorable research about our business, the market price for our Common Stock and trading volume could decline. • We will incur increased costs as a result of operating as a public company, and its management will be required to devote substantial time to new compliance initiatives and corporate governance practices. • We do not anticipate paying dividends before we achieve significant profitability and, as a result, your ability to achieve a return on capital of your investment may depend on appreciation in the price of our Common Stock. • We have broad discretion over the use of our cash balances we receive as a result of the Proposed Transaction and may not apply such balances in ways that increase the value of your investment. • Our management team has limited experience managing a public company, which may result in difficulty adequately operating and growing our business. • We are an “emerging growth company”, and the reduced disclosure requirements applicable to emerging growth companies may make our Common Stock less attractive to investors Risks Related to the Proposed Transaction • Each of Merlin and Inflection Point will incur significant transaction costs in connection with the Proposed Transaction. • The consummation of the Proposed Transaction will be subject to a number of conditions, and if those conditions are not satisfied or waived, the business combination agreement may be terminated in accordance with its terms and the Proposed Transaction may not be completed. • Inflection Pointmay waive one or more of the conditions to the Proposed Transaction, resulting in the consumption of the Proposed Transaction notwithstanding divergence from assumptions on which the Proposed Transaction was evaluated and approved. • The ability to successfully effect the Proposed Transaction and our ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel. The loss of such key personnel could negatively impact our operations and financial results. • There can be no assurance that our Common Stock will be approved for listing on Nasdaq or that we will be able to comply with the continued listing standards of Nasdaq. • Legal proceedings in connection with the Proposed Transaction, the outcomes of which are uncertain, could delay or prevent the completion of the Proposed Transaction. • The grant and future exercise of registration rights may adversely affect the market price of our Common Stock following the consummation of the Proposed Transaction. • Significant redemptions by Inflection Point’s public shareholders may require us to raise future financing following the consummation of the Proposed Transaction and reduce the public float of our Common Stock. • If Inflection Point’s due diligence investigation of our business was inadequate and material risks are not uncovered, our stockholders following the consummation of the Proposed Transaction could lose some or all of their investment. • During the pre closing period, Merlin and Inflection Pointare prohibited from entering into certain transactions that might otherwise be beneficial to Merlin, Inflection Pointor their respective stakeholders.

Merlin to Go Public in Partnership with Inflection Point

Inflection Point Acquisition Corp. IV ("Inflection Point") (NASDAQ:BACQ) is a special purpose acquisition company with **$260M cash-in-trust**(1)

→ Inflection Point's **unique competitive edge**:

→ Seasoned team with decades of combined public and private investing, M&A and capital markets structuring, and public company board experience

→ Demonstrated track record with two prior successful SPAC deals

→ Focused on thesis-led, public-ready companies with an attractive return profile

INFLECTION POINT & MERLIN PARTNERSHIP

INFLECTION POINT

→ ~$830M raised across three Inflection Point SPAC IPOs

→ Inflection Point CEO and COO continue to serve in board and advisory appointments at both prior target companies

→ ~$700M capital raised in aggregate for first two target companies pre and post close

MERLIN

→ Leading developer of takeoff-to-touchdown autonomy

→ $100M+ prime contract awarded with $3B in identified pipeline(2)

→ 100+ aircraft under contracted programs

(1) As of 09/30/25. (2) Based on discussions with potential customers.

© 2025 MERLIN CONFIDENTIAL

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Merlin at a Glance

Merlin is a **leading U.S. based developer** of cost-effective **takeoff-to-touchdown autonomy** for legacy and next-gen airborne systems.

→ Provider of AI-enabled software built for **military and civil** programs

→ **Certifiable[(1)] and mission-proven** across a variety of dissimilar aircraft types

→ Full-suite solution with advanced aerospace & defense **AI and machine learning expertise**

KEY STATS

$100M+	100+	7
Total Contract Value	Aircraft Under Contracted Air Force Programs	Integrated Aircraft Types[(2)]

CAPABILITIES

AVIATE
Fly the aircraft, including managing flight processes from takeoff-to-touchdown.

NAVIGATE
Handle complex routes, avoid hazards, and make real-time decisions, safely.

COMMUNICATE
Interact with ATC and aircraft via intuitive interfaces (e.g., voice and natural language).

CROSS-PLATFORM
Collaborative networking enables seamless coordination, delivering full mission autonomy.

GEOGRAPHIC FOOTPRINT


Office Location

(1) Designed to meet required standards and capable of being formally certified for a specific use. (2) Merlin Pilot integrated on seven aircraft types and flown on five aircraft types to date.

© 2025 MERLIN CONFIDENTIAL

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Our Leaders MATT GEORGE Founder & Chief Executive Officer TIM BURNS Chief Technology Officer KRISHNAN ANAND Chief Program Officer DAVID LASATER Chief People Officer LESLIE RAVESTEIN Chief Legal Officer MARIE FALLON Chief Accounting Officer AUSTIN PUGH VP of Business Development RYAN CARRITHERS Chief Financial Officer © 2025 MERLIN CONFIDENTIAL 6 © 2025 MERLIN CONFIDENTIAL 7

Our Mission PRIME CONTRACT $100M+ prime contract and autonomy program with $3B in identified pipeline opportunities (1) , supports strong growth in military and civil markets. CERTIFICATION BASIS Merlin’s mature certification program includes an issued certification basis, certification conformed aircraft, and approved military airworthiness plans. PARTNERSHIPS Partnerships with legacy aerospace primes like GE Aerospace, Northrop Grumman, and Honeywell Build the AI - powered operating system of record that allows aircraft, large and small, to fly autonomously without or without human pilots. (1) Based on discussions with potential customers. PROVEN FLIGHT SUCCESS Hundreds of flight hours across multiple aircraft globally, enabling robust testing across varied environments, airspace types, aircraft configurations, and operational scenarios © 2025 MERLIN CONFIDENTIAL 8

Our Capabilities NAVIGATE (Know Where to Go) The Merlin Pilot can follow complex flight paths, avoid obstacles and terrain, and adjusting for traffic. It understands airspace rules, tactics, and emergency procedures, and plans for contingencies to make real - time decisions, while patent - protected sensor technologies enable reliable navigation and safety. COMMUNICATE (Coordinate) The Merlin Pilot interacts with air traffic control and other aircraft, but engages with human systems at an intuitive level (e.g. voice and natural language processing) to enable seamless integration with ground and airborne systems. Building contextual mission alignment, and keeping humans and machines on the same page. The Merlin Pilot manages the aircraft based on the mission parameters and inputs from aircraft sensors, just like a human pilot. These images are artistic renderings intended solely for conceptual illustration. They do not depict actual systems and should not be interpreted as representations of finalized or implemented products. © 2025 MERLIN CONFIDENTIAL 9 AVIATE (Fly the Plane) The Merlin Pilot manages all phases of flight from takeoff - to - touchdown, keeping the aircraft stable, on course, and performing at a high level. It makes intelligent adjustments for challenging conditions and complex mission demands, like severe weather and other degraded flight conditions.

How We’re Rolling Out Using a common AI - powered software core , we’re powering an expanding range of missions and aircraft , proven through hundreds of autonomous flights from our test facilities. These images are artistic renderings intended solely for conceptual illustration. They do not depict actual systems and should not be interpreted as representations of finalized or implemented products. © 2025 MERLIN CONFIDENTIAL 10 SENSE Onboard sensors continuously track aircraft systems and detect external conditions in real - time. DECIDE Sensor inputs and mission parameters are analyzed to make decisions, just like human pilots interpret instruments. ACT Merlin Pilot then sends flight control commands to execute its decisions and actively command the aircraft.

Proven Track Record Transport Class Tanker Class Future Platforms Piston 2018 Single Turbo Prop 2021 Heavy Turbo Prop 2022 Merlin Pilot C - 130J 2025+ KC - 135 2025 - 2026+ TODAY future past We’re integrating onto aircraft, with a proven track record , and winning some of the largest autonomy programs in the world. © 2025 MERLIN CONFIDENTIAL © 2025 MERLIN CONFIDENTIAL 11 Commercial & Commercial Cargo (737) Uncrewed (CCA) eVTOL

The Merlin Pilot has accumulated hundreds of flight hours across a diverse fleet, operating across key test locations including the Mojave Air & Space Port, Quonset Point in Rhode Island, New Zealand, and remote regions of Alaska. Our flight hours span a growing fleet of aircraft (including those pictured here: King Air, Cessna, Twin Otter, and the Long - EZ), enabling robust testing across varied environments, airspace types, aircraft configurations, and operational scenarios. Built on a Foundation of Flight Success © 2025 MERLIN CONFIDENTIAL 12

With Top Talent From Across the Industry Built by experts designed to be certified Engineering in action not just on paper © 2025 MERLIN CONFIDENTIAL 13

Customer Traction

We've beat the competition to **win** some of the most important autonomy contracts to date.

C-130J

Merlin selected as the sole prime for a **$105M production contract** to bring autonomy to the **C-130J**

KC-135

Merlin contracted to bring autonomy to the **KC-135** via the Merlin Pilot


U.S. AIR FORCE
USAF

Notee: Shown in the background is a U.S. Air Force C-130J aircraft.

© 2025 MERLIN CONFIDENTIAL
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Our Success Will Enable Rapid Capture of New Types of Aircraft OA - 1K USN C - 5 C - 17 C208 KC - 135 P - 8A KC - 130J GSC B - 52 B - 1B ACC CCA 2.0 NGAL NGAS Merlin is building on incumbent programs with an evolutionary path , and leading the way forward. 737 F - 16 UAS Civil SPO CURRENT PROGRAM PIPELINE OPPORTUNITY ACP SOCOM IDIQ AMC D2P2 U - 28 C - 130J © 2025 MERLIN CONFIDENTIAL 15

Across Both Military and Civilian Markets Defense Commercial Partners Next Steps Initial Airframes AFSOC AMC Contract Awarded AFSOC & AMC Beginning Implementation on Part 25 Civil Aircraft Project Throughline C - 130J Narrowbody Freighters KC - 135 CCA © 2025 MERLIN CONFIDENTIAL 16

By implementing the Merlin Pilot, we can save our customers millions of dollars per aircraft, per year. This translates to billions of dollars of potential aggregate savings for some of the largest fleet customers in the world. Unlocking Significant Savings for Customers on Every Aircraft © 2025 MERLIN CONFIDENTIAL 17 © 2025 MERLIN CONFIDENTIAL 17

Certification Timeline Merlin Achieves Stage of Involvement (SOI) 1 Milestone with Civil Aviation Authority of New Zealand “We have been working hand - in - hand with the CAA and achieving the SOI 1 regulatory milestone allows us to rapidly, safely, and effectively integrate the Merlin Pilot into our skies, transforming the way goods and people move around the world. SOI 1 is the critical step of this process and we’re proud to be the first to accomplish this stage of certification progress.” “We will continue to undergo rigorous evaluations by the CAA ensuring that we’re following the plans set forth in SOI 1 , and we’re excited to responsibly bring the Merlin Pilot to certification. We’re confident that with each SOI we achieve we will set a strong foundation for FAA validation of the CAA’s certification processes, delegations, and organizational approval system.” Matthew George Co - Founder and CEO at Merlin May 15, 2023 Merlin’s Airworthiness Plan Achieves Acceptance by United States Air Force “We’re building the Merlin Pilot to not just meet safety standards, but redefine them. Integrating the Merlin Pilot onto one of most important aircraft in the USAF’s fleet is crucial to advancing military aviation into a new era of pilot efficiency and national security, as well as progressing autonomy at scale. This is an important milestone for both Merlin and the USAF as we continue to build the Merlin Pilot to exceed the military’s operational needs.” Matthew George Co - Founder and CEO at Merlin November 12, 2024 October 28, 2025 Merlin Achieves Stage of Involvement (SOI) 2 Milestone with Civil Aviation Authority of New Zealand “SOI 2 reflects the disciplined engineering and certification practices our team has put in place. Each stage of this process deepens regulator confidence, reduces program risk, and advances the Merlin Pilot toward certification and real - world operations. This milestone also highlights the close collaboration between our engineering teams and the Civil Aviation Authority of New Zealand, whose partnership has been instrumental in shaping a robust and credible path to approval.” Tim Burns Chief Technology Officer at Merlin © 2025 MERLIN CONFIDENTIAL 17 © 2025 MERLIN CONFIDENTIAL 18

The Next Chapter Is Our Biggest Yet The military market is billions on its own, but the civil market is larger. Merlin is leading the way to certify autonomy for civil aviation. (1) As reported by Business Wire on May 22, 2025, Merlin received an Experimental Certificate of Airworthiness from the Civil Aviation Authority of New Zealand (CAANZ), enabling takeoff - to - touchdown autonomous flight testing and marking a pivotal step toward the world’s first certification basis for AI - enabled autonomy. This effort builds on a signed Project Specific Certification Plan (PSCP) jointly developed with CAANZ and the FAA, which outlines a regulator - backed path for certifying takeoff - to - touchdown onboard autonomy on a commercial aircraft. © 2025 MERLIN CONFIDENTIAL 19 Merlin’s New Zealand program (a Part 135 operator) demonstrates autonomous flight under real - world conditions in partnership with the U.S. Federal Aviation Administration (FAA) and New Zealand’s Civil Aviation Authority (CAANZ). Merlin holds the world’s first and only approved certification basis for AI - enabled, takeoff - to - touchdown onboard autonomy on a commercial aircraft (1) .

Our Vision for the Opportunity Ahead Merlin is working towards a world where all aircraft are powered by autonomy , whether crewed or uncrewed. And we are the leaders in making that world a reality. TAM for USAF & Part 25 Aircraft MARKET OVERVIEW REVENUE MODEL & MARKET OPPORTUNITY €36B Integration TAM (2) €3M per one - time tail integration (1) Source: WDMMA.(2) Merlin estimate for large aircraft. (3) Assumes 3,000 USAF and 15,000 Part 25 tails. (4) Management estimate. 10 - Year Total TAM (3) €276B © 2025 MERLIN CONFIDENTIAL © 2025 MERLIN CONFIDENTIAL 20 10 - Year Max TAM (3) ~€400B Target Estimate Total TAM (Global Fleet) ~2,000 ~5,000 USAF Aircraft (1) ~10,000 ~30,000 Commercial Part 25 Aircraft (4) Licensing TAM (2) €2M per tail license per year €24B

Merlin is Building the Future of Flight AI Software for Takeoff - to - Touchdown Onboard Autonomy Hundreds of Flight Hours Across Multiple Aircraft Globally Approved Certification Basis on a Commercial Aircraft Awarded a Nine - Figure Prime Contract Dual - Use Across Defense and Commercial Markets © 2025 MERLIN CONFIDENTIAL 21 © 2025 MERLIN CONFIDENTIAL 21

Pictured Here: Merlin test aircraft (Twin Otter and Long - EZ) flying autonomously. © 2025 MERLIN CONFIDENTIAL 21 © 2025 MERLIN CONFIDENTIAL 22

Note: Slash mark indicates value is not to scale. (1) As reported by Bloomberg, Alphabet’s Waymo Valued Above $45 Billion After Funding, October 31, 2024. (2) Aurora Equity Value. Source S&P Capital IQ as of November 14, 2025. (3) Kodiak Equity Value. Source S&P Capital IQ as of November 14, 2025. (4) As reported by CNBC, SpaceX Valuation Surges to $350 Billion as Company Buys Back Stock, December 11, 2024. (5) As reported by Reuters, Anduril secures $30.5 billion valuation in latest fund raise, June 5, 2025. (6) Rocket Lab Equity Value. Source S&P Capital IQ as of November 14, 2025. (7) As reported by PR Newswire, Saronic Raises $600M Series C to Take on Autonomous Shipbuilding, February 18, 2025. (8) Merlin valuation based on Business Combination Agreement price. Peer Valuation in Innovative Defense Tech and Autonomy Defense Tech Autonomy €350.0B (4) €30.5B (5) €24.3 (6) €4.0B (7) VALUATION €800M (8) © 2025 MERLIN CONFIDENTIAL 23 €45.0B (1) €8.0B (2) €1.2B (3)

Note: Estimates from Capital IQ and Wall Street research as of November 14, 2025. “NM” denotes numbers that are “not meaningful.” “NA” Denotes numbers that are “not available.” EV / Revenue multiples greater than 90x are considered “NM." Peer Valuation in Innovative Defense Tech and Autonomy (Cont.) Defense Tech Autonomy '26 '27 '26 '27 '26 '27 '26 '27 '26 '27 '26 '27 '26 '27 '26 '27 EV / REVENUE 13.4x © 2025 MERLIN CONFIDENTIAL 24 9.9x NM NM 11.2x 3.8x 33.7x 19.2x 71.2x 30.8x 7.4x 6.6x 52.2x 22.4x 6.1x 5.5x

Transaction Summary

Transaction Highlights

- → Merlin is valued at $800M pre-money equity value
- → Combined company has secured more than $200 million of committed capital, anchored by IPAM, existing Merlin investors including Baillie Gifford, and several new institutional investors
- → Existing Merlin shareholders will roll 100% of interest and will retain at least ~58% of ownership at close(1)

Sources and Uses

Sources ($M)	
Merlin Equity Rollover	$800.0
Cash in Trust(1)	259.7
Total PIPE(5)	207. 7
Total Sources	**$1,267.4**

Uses ($M)	
Merlin Equity Rollover	$800.0
Cash to Balance Sheet(6)(7)	411.9
Paydown of Existing Debt(8)	35.5
Estimated Expenses	20.0
Total Uses	**$1,267.4**

Illustrative Ownership at Close

Shareholder	PF Shares	Ownership
Merlin Equity Rollover(1)	80.0	58.5%
Inflection Point Public Shareholders(1)(2)	27.5	20.1%
PIPE Investors(3)	20.6	15.0%
Inflection Point Sponsor(4)	8.8	6.4%
Pro Forma Total Share Outstanding	**136.9**	**100.0%**
Trust Value Per Share(1)		$10.39
Total Equity Value		**$1,421.9**
Less: Pro Forma Net Cash		411.9
Pro Forma Enterprise Value		**$1,010.0**



6.4%
15.0%
58.5%
20.1%
Merlin Equity Rollover
Inflection Point Public Shareholders
PIPE Investors
Inflection Point Sponsor Shares

Note: $USD in Millions, expect share price. Percentages may not sum to 100% due to rounding.
(1) Assumes 0% redemptions. Total cash in trust and cash in trust per share values as of 09/30/25. Does not account for additional expected accrued interest on cash in trust, which would increase the trust value per share at closing. Business combination consideration to be calculated based on redemption price of public shares in connection with closing.
(2) Includes shares underlying public rights issued in connection with Inflection Point IPO. (3) Based on initial $12.00 PIPE conversion price. Includes impact of OID and 6-month accrual of 12% PIK interest on $78M funded at announcement, impact of OID and 3-month accrual of 12% PIK interest on $9M funded in November 2025, and impact of OID on $120M committed PIPE component to be funded at close. Does not include the impact of warrants issued in connection with the PIPE. (4) Includes private placement shares and shares underlying private placement rights. (5) Total PIPE includes $78M of cash funded at announcement, $9M funded in November 2025, and $120M of cash funded at close. (6) Assumes no cash burn from announcement to close. (7) $412M pro forma cash to balance sheet assumes: $208M PIPE from new and existing investors, up to $260M in cash held in SPAC trust, $36M paydown of existing debt, and $20M of transaction expenses. (8) As of 08/01/25, Merlin had approximately $36M of outstanding debt.

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